BRIDGEHAMPTON
NATIONAL
BANK                                            PRIME PLUS
                                                BUSINESS PACKAGE

New _______________________                     Commercial Overdraft

*Renewal  XXX                                   Line of Credit Agreement
         __________________

Loan Account #   2222006615             Date            JUNE 5, 2002
                 ---------------                        ------------------------
Name             Surf Group, Inc.       Credit Limit    $75,000
                 ----------------                       ------------------------
                                        Commitment Period Expires  June 5, 2003
                 ----------------                                  -------------

Address          55 Main Street         Checking Account #         202006615
                 ----------------                                  -------------
                 East Hampton, NY 11937
                 ----------------------


     Definitions: The words "you," "your" and "Debtor" mean each and all persons who sign this Commercial Overdraft Line of Credit Agreement. The words "The Bank" mean Bridgehampton National Bank. The word "Agreement" means this Commercial Overdraft Line of Credit Agreement. The words "Loan Account" mean the Overdraft Line of Credit Loan Account created by this Agreement. The words "Expiration of Commitment Period" mean the final maturity date of this Agreement, at which time all loan amounts then outstanding together with interest due thereon, will be due and payable and no further advances will be made. The checking account indicated above will be the account into which loan advances shall be transferred and to which loan payments shall be debited and which bears the account number designated above.

Effect of Signing Agreement and Using Loan Account:
When you sign this Agreement, you are asking the Bank to open a Loan Account for you and make loans to you up to the limit of the Loan Account. You agree that all loans will be used for business purposes only. You certify that all information you gave the Bank to obtain the Loan Account is true and correct. You agree to all of the terms in this Agreement. Each person who signs will be individually and jointly responsible for all amounts due on the Loan Account. The Bank will keep all information you supply to it in connection with this Agreement. When you use your Loan Account, you will be bound by all terms and conditions of this Agreement.

Maximum Credit:
Your credit limit is shown above. You are not permitted to exceed your credit limit. The Bank may change your credit limit up or down at any time by giving notice in writing to you. If you write a special check which would cause the unpaid principal balance in your Loan Account to exceed your credit limit, the Bank may either refuse to honor your check or may honor you check and make a loan in excess of your credit limit. Any such loan must be repaid immediately upon demand of the Bank together with interest.

Promise to Pay:
You promise to pay when due, to the order of the Bank, all amounts owed under this Agreement, plus interest, late charges, collection costs, and all other amounts due. Payment will be made as set forth in the Agreement. Your liability shall be unconditional and without regard to the liability of any other obligor, and shall not be affected by any indulgence, extension of time, renewal, waiver or modification of this Agreement, or the release, substitution and/or addition of collateral security for this Agreement.

Loan Advances:
You may obtain loan advances in the following ways:
(1) Automatic Overdraft Advances - By writing check(s) in excess of your current checking account balance, the Bank will automatically advance funds from your Loan Account to your checking account to cover the overdraft. All advances will be in a minimum amount of $500. Any overdraft exceeding $500 will he covered by an advance in multiples of $500 (i.e. $1,000, $1,500, $2,000) (2) Direct Draft Access - The Bank will supply you with special drafts to directly access your Loan Account. These special drafts may be directly deposited to your checking account to manually control the transfer of funds from your Loan Account to your checking account. Drafts must be written for a minimum of $500; drafts in excess of $500 must be in multiples of $500 (3) ATM Loan Account Access - you may access your Loan Account directly by using a Full Service Money Access Card
(MAC7) issued to you. (Automated teller machine access usage and limitation information has been or will be separately disclosed to you under the Money Access Card7 Cardholder Agreement in connection with this loan account.) All loan advances, no matter how obtained, will be considered a single consolidated loan.

Method of Payment:
Your checking account will be charged monthly for interest at the rate and manner set forth below. A bill will be generated on the last business day of the month and the interest will be deducted automatically from your checking account on the 10th day of the following month. There must be sufficient available funds in your checking account so that the amount owed may be deducted by the Bank when due. If funds are unavailable within 10 days after the due date to make the interest payment, you will receive a bill for the amount due, plus any late charges. Deposits to your checking account are not payments on any loan you may have outstanding or on any charges which you may owe. You may make principal reductions at any time prior to the expiration date of the commitment by making direct payment to the Bank, using the payment coupons provided for this purpose.

30 Day Clean Up Requirement:
The entire loan balance must be cleaned up (re-paid in full) for a period of 30 consecutive days during the commitment period. Such clean up shall be evidenced by a zero balance outstanding on the Loan Account.

Interest Rate:
Interest is payable at a rate equal to l.00% above the Prime Rate as published in the Wall Street Journal, adjusted as and when such Prime Rate changes. In the event that there is no Prime Rate so published, the Bank may substitute its own Prime Rate. Interest shall be calculated on the actual balance of your Loan Notwithstanding the foregoing, the interest rate will not be less than 7.00% per annum. Account, using a 360 day basis. From and after the occurrence of an event or default hereunder, the interest rate payable hereunder shall be increased by 4% over the then applicable interest rate.

Late Charges:
If there are insufficient funds in your checking account to make a required payment within 10 days of the due date, you will pay a late charge of 5% of your monthly payment due.

Covenants, Representations & Warranties:
You hereby covenant, represent and warrant (and which representations and warranties are true as of the date hereof and shall be true on the date of any advance on the Loan Account) that a) you will furnish to the Bank within 120 days after the end of each fiscal year, a copy of your annual business financial statement as well as the personal financial statements of any guarantors, all in form and substance acceptable to the Bank. Additionally, the Bank reserves the right to require copies of the signed tax returns (with schedules) filed by you or any of your guarantors for the past 2 (two) years and throughout the term of this Agreement; that all reports and information furnished by you and any guarantors are true and accurate in all material respects; b) you are either a corporation, partnership or sole proprietorship duly organized, validly existing in good standing and duly qualified to do business in the State of New York; you have full power and authority to enter into this Agreement, and nothing in this Agreement contravenes any law, regulation, by-law or contractual obligation binding upon you and will furnish proof of same to the Bank; c) this Agreement constitutes your valid and legally binding obligation in accordance with its terms and has been fully authorized by all necessary action; d) there are no pending or, to the best of your knowledge, threatened actions or proceedings before any court or administrative agency which if determined against you, would have a material adverse effect on your (or any guarantor's) financial condition, operations or ability to repay.

Events of Default:
You will be in default if one or more of the following occur:1) you or any guarantor fail to make any payment required hereunder when due; 2) you fail to comply with any other term, covenant or condition of this Agreement; 3) any representation or warranty made in this Agreement or in any document furnished by you or any guarantor in connection with this Agreement is false or misleading; 4) you or any guarantor fail to maintain a satisfactory financial condition, so that in the sole opinion of the Bank, your ability to repay the Loan Account is impaired; 5) any judgement, lien, attachment or execution is filed against you or your property; 6) you or any guarantor becomes insolvent or makes an assignment for the benefit of creditors, or if any petition is filed by or against you or any guarantor under any provision of any State or Federal Bankruptcy Code; 7) any principal of your business or any guarantor retires, becomes disabled, is declared legally incompetent or dies; 8) you fail to furnish any financial information or financial statements as the Bank may reasonably request.

Bank's Rights Upon Default:
If you are in default, the Bank may take any amount you have on deposit with it and apply it toward the amount doe. The Bank need not permit any further advances against your Loan Account and may accelerate the maturity of this Agreement and demand immediate payment of all outstanding principal, accrued interest, and other charges including reasonable attorney's fees if any amount due the Bank is referred to an attorney for collection.

Security Interest:
You grant the Bank a continuing lien for the amount of all your obligations and liabilities to the Bank upon any and all of your property including deposits and credits now or later held by the Bank. Your obligations and liabilities mean all amounts due to the Bank from you of any nature, including but not limited to amounts due under this Agreement, whether they already exist, are incurred at this time, or are incurred in the future, whether they are direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, incurred by you alone or jointly or severally with others. Property held by the Bank means all property which is in the Bank's possession whether held now or coming into tile Bank's possession later, or whether received by the Bank for safekeeping, custody, pledge transmission, collection or otherwise. The Bank is authorized to apply any such property, deposits or credits at any time without notice to you against your liabilities to the Bank regardless of whether security is held for such liabilities.

Delay in Enforcement/Waiver:
The Bank dues not give up any of its rights by not enforcing them right away. The Bank may enforce or waive any right with respect to you or any guarantor without waiving it as to any other party or guarantor. The Bank need not give anyone notice of any waiver, delay or release. Your obligations and those of any guarantors ate not affected by the Bank's release of any party or guarantor, releasing any security or collateral or extending or modifying any term or obligation hereunder.

Periodic Statement:
The hank will send you a monthly statement showing the status of your Loan Account and when payments must be made. It will also show interest rate changes.

Acknowledgment of Receipt:
You agree that you have received a fully completed copy of this Agreement and have read and fully understand it.

Miscellaneous:
You agree that this Agreement shall be governed by the laws of the State of New York without regard to its conflicts of laws roles, you consent to the jurisdiction of the Court of the State of New York and venue in Suffolk County, New York, you and the Bank waive the right to trial by jury, you waive demand, presentment, and protest, you waive all defenses, rights to setoff and the right to impose any counterclaims in any1 actions brought by the Bank (although you may assert such claims in a separate lawsuit) and you agree that this Agreement represents the entire understanding between you and the bank and may not be modified or terminated orally and that all waivers by the Bank must be in writing. If this Agreement applies to more than one of you, notice to one will be considered notice to all of you.

*For Renewals Only:
Debtor agrees that this Agreement is a renewal and/or continuation of a prior Agreement dated 6/7/O1 and that, whether or not additional funds are advanced herewith, this Agreement is not intended to create a totally new debt. Debtor agrees that any security interest given to lender in connection with the prior Agreement shall be retained by Lender in connection with this Agreement.

June 5, 2002               Surf Group, Inc.
--------------------------------------------------------------------------------
Date                       Name & Type of Business (Proprietorship, Partnership,


1. /s/  Jeffrey R. Esposito, President      2.
--------------------------------------------------------------------------------
Signature and Title of Borrower             Signature and Title of Borrower

Bridgehampton National Bank, N.A.           By
                                              ----------------------------------

                          COMMERCIAL SECURITY AGREEMENT
================================================================================

Grantor:  Surf Group, Inc.            Lender:   The Bridgehampton National Bank
          57 Main Street                        2200 Montauk Highway
          East Hampton, NY  11937               P.O. Box 3005
                                                Bridgehampton, NY 11932
================================================================================

THIS COMMERCIAL SECURITY AGREEMENT dated June 5, 2002, is made and executed between Surf Group, Inc. ("Grantor") and The Bridgehampton National Bank ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Credit Agreement and this Agreement:

     All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

     (A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

     (B) All products and produce of any of the property described in this Collateral section.

     (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

     (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

     (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

   Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. in addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security inheres in such Collateral unless and until such a notice is given.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's a counts with Lender (whether checking, savings, or some other account and whether evidenced by a certificate of deposit). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the lndebledness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

     Perfection of Security Interest. Grantor agrees to execute financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

     Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any Account becomes subject to a security interest in favor of Lender, the Account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

     Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule at real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

                          COMMERCIAL SECURITY AGREEMENT

Loan No: 2222006615                (Continued)                            Page 2
================================================================================

     Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which Would require application for certificates of title for the vehicles outside the State of New York, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

     Transactions Involving Collateral. Except for Inventory sold or accounts collected in the ordinary course of Grantors business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be flied against the Collateral.

     Inspection of Collateral. Lender and Lenders designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

     Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid In full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

     Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highty-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used In violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Granter will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time falls to obtain or maintain any insurance as required under this Agreement, Lender may (but Shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any Insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness. Grantor hereby appoints Lender as its attorney-in-fact with full power and authority to endorse in Grantor's name any check or draft representing the proceeds of any insurance on the Collateral and to settle or compromise in Grantor's name any claims with respect to such insurance.

     Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due, Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 2222006615                 (Continued)                           Page 3
================================================================================

     premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and
     (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

     Financing Statements. Grantor authorizes Lender to file a UCC-1 financing, statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute financing statements and documents of title in Grantor's name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes, with the exception of insurance premiums paid by Lender with respect to motor vehicles, but including the payment of attorneys' fees and expenses, will then bear interest at the rate charged under the Credit Agreement from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Credit Agreement and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Credit Agreement; or (C) be treated as a balloon payment which wilt be due and payable at the Credit Agreement's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Default will occur if payment in full is not made immediately when due.

RIGHTS AND REMEDIES ON DEFAULT. If Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the New York Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral (including legal fees and costs), shall become a part of the indebtedness secured by this Agreement and payable from the proceeds of the disposition of the Collateral, and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. The right to a receiver shall be given to Lender regardless of the solvency of Grantor and without any requirement to give notice to Grantor.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 2222006615                 (Continued)                           Page 4
================================================================================

     Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. in addition, Lender shall have and may exercise any or all other eights and remedies it may have available at law, in equity, or otherwise.

     Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expanses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of New York. This Agreement has been accepted by Lender in the Stale of New York.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

     Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor authorizes Lender to file a financing statement covering the Collateral without Grantor's signature pursuant to Uniform Commercial Code Section 9-402(2)(e).

     Severability. if a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that It becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the indebtedness.

     Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

     Waive Jury, All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party. (Initial Here _____________

DEF1NITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Account. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Grantor (or to a third party grantor acceptable to Lender).

     Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 2222006615                 (Continued)                           Page 5
================================================================================

     Borrower. The word "Borrower" means Surf Group, Inc., and all other persons and entities signing the Credit Agreement in whatever capacity.

     Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

     Credit Agreement. The words "Credit Agreement" mean the Credit Agreement executed by Surf Group, Inc. In the principal amount of $75,000.00 dated June 5, 2002, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

     Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

     Environmental Laws. The words "Environmental Laws" mean any arid all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, Including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L.No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq.. or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default. The words "Event of Default" mean any of the events of default set forth In this Agreement in the default section of this Agreement.

     Grantor. The word "Grantor" means Surf Group, Inc..

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Credit Agreement or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

     Lender. The word "Lender" means The Bridgehampton National Bank, its successors and assigns.

     Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

     Related Documents, The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 5, 2002.

GRANTOR:


SURF GROUP, INC.

By:  /s/  Jeffrey R. Esposito
     --------------------------------------
     Authorized Signer for Surf Group, Inc.

LENDER:


THE BRIDGEHAMPTON NATIONAL BANK



x -----------------------------------------
  Authorized Signer



================================================================================

                     DISBURSEMENT REQUEST AND AUTHORIZATION

================================================================================
Borrower:  Surf Group, Inc.              Lender: The Bridgehampton National Bank
           57 Main Street                        2200 Montauk Highway
           East Hampton, NY 11937                P.O. Box 3005
                                                 Bridgehampton, NY 11932
================================================================================

LOAN TYPE. This is a Variable Rate Nondisclosable Open-end Line of Credit Loan to a Corporation with a Credit Limit of $75,000.00. This is an unsecured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

   [ ]  ________ Personal, Family, or Household Purposes or Personal Investment.
   [ ]  ________ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: To fund working capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $75,000.00 as follows:

        Other Disbursements:                            $75,000.00
            $75,000.00 Currently funded.
                                                        ----------
        Credit Limit:                                   $75,000.00


AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 202006615 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any lime and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

DISBURSEMENT OF PROCEEDS. Each Borrower hereby represents and warrants to Lender that the principal of this Note will be used solely for business or commercial purposes and agrees that any disbursement of the principal of this Note, or any portion thereof, to any one or more Borrowers, shall conclusively be deemed to constitute disbursement of such principal to and for the benefit of all Borrowers.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 5, 2002.



BORROWER:


SURF GROUP, INC.


By: /s/  Jeffrey R. Esposito
    ---------------------------------------
    Authorized Signer for Surf Group, Inc.


================================================================================